Income Taxes	9 Months Ended	12 Months Ended
	Sep. 28, 2025	Dec. 29, 2024
Income Taxes [Abstract]
Income Taxes

(13) Income Taxes

As a result of the Company’s history of net operating losses, the Company has provided a full valuation allowance against its deferred tax assets. For each of the thirteen week periods ended September 28, 2025, and September 29, 2024, the Company recognized income tax expense of zero. For the thirty-nine week periods ended September 28, 2025, and September 29, 2024, the Company recognized income tax expense of zero and eleven thousand dollars, respectively.

The One Big Beautiful Bill Act (“OBBBA”) was enacted on July 4, 2025. The OBBBA contains significant changes to corporate taxation, including accelerated deductions for capital expenditures, expensing of research and development costs incurred in the US, and increased deductibility of interest expense. The Company is currently evaluating the impact of OBBBA, but does not expect a material provision would impact the effective tax rate.

(20) Income Taxes

The Company’s loss from continuing operations before provision for income taxes for the fiscal years ended December 29, 2024 and December 31, 2023, was as follows (in thousands):

	Fiscal Year Ended
	December 29, 2024	December 31, 2023
Domestic	$(54,444)	$(94,222)
Foreign	-	(1,995)
Total	$(54,444)	$(96,217)

The following is a reconciliation of the Company’s income tax applied at the federal statutory income tax rate compared to the income tax provision in its consolidated statements of operations for continuing operations. Certain prior year amounts have been reclassified to conform to the current year presentation (in thousands):

	Fiscal Year Ended
	December 29, 2024	December 31, 2023
Statutory federal income tax	$(11,433)	$(20,206)
State income taxes, net of federal tax benefits	(2,444)	7,833
Stock compensation	1,102	637
Fair value adjustments	(980)	(5,540)
Nondeductible items	1,332	141
Debt extinguishment	(6,571)	2,171
Foreign earnings taxed at different rates	-	419
Forward purchase agreements	-	9,780
Effect of changes in tax rates	706	-
Prior year adjustments	2,058	-
Valuation allowance	16,171	3,145
Other	59	1,600
Tax Provision	$-	$(20)

Significant components of our deferred tax assets and liabilities are as follows. Certain prior year amounts have been reclassified to conform to the current year presentation (in thousands):

	As of
	December 29,	December 31,
	2024	2023
Deferred income tax assets
Net operating loss	$34,749	$17,957
Debt derivatives	24,591	-
Bad debt reserve	431	2,799
Stock based compensation	452	3,060
Lease liability	1,512	10
Other reserves	3,381	3,764
Interest expense carryover	7,005	5,503
Intangibles	1,279	32
Capitalized research and development	824	808
Other	3,336	5,827
Total	77,560	39,760
Valuation allowance	(55,714)	(38,407)
Net deferred tax assets	21,846	1,353
Deferred income tax liabilities
Convertible loan discount	(19,175)	(759)
Other	(2,671)	(594)
Total deferred tax liabilities	(21,846)	(1,353)
Net deferred tax assets	$-	$-

Management regularly assess its ability to realize deferred tax assets recorded based upon the weight of available evidence, including such factors as recent earnings history and expected future taxable income on a jurisdiction by jurisdiction basis. In the event that the Company changes its determination as to the amount or realizable deferred tax assets, the Company will adjust its valuation allowance with a corresponding impact to the provision for income taxes in the period in which such determination is made. The Company’s management believes that, based upon a number of factors, it is more likely than not that all or some portion of the deferred tax assets will not be realized. Accordingly, for the fiscal years ended December 29, 2024, and December 31, 2023, the Company provided a valuation allowance against its U.S. net deferred tax assets of $55.7 million and $38.4 million, respectively. The valuation allowance increased by $17.3 million in the year ended December 29, 2024.

As of December 29, 2024, the Company had net operating loss carryforwards for federal and state income tax purposes of approximately $127.3 million and $106.7 million, respectively. Excluding $111.5 million of federal net operating losses which carryforward indefinitely, the net operating loss carryforwards will expire between 2030 and 2044.

The Internal Revenue Code (“IRC”) of 1986, as amended, imposes restrictions on the utilization of net operating losses in the event of an “ownership change” of a corporation. Accordingly, a company’s ability to use net operating losses may be limited as prescribed under IRC Section 382. Events which may cause limitations in the amount of the net operating losses that the Company may use in any one year include, but are not limited to, a cumulative ownership change of more than 50% over a three-year period. Utilization of the federal and state net operating losses may be subject to substantial annual limitation due to the ownership change limitations provided by IRC Section 382 and similar provisions. Such limitations may result in the expiration of these carryforwards before their utilization. The Company’s acquired net operating loss carryforwards have been reduced based on the estimated amount which will be lost due to these limitations. If the Company has experienced subsequent ownership changes, our losses may be further limited, which may result in the expiration of net operating losses before utilization. To date, Company has not yet completed a Section 382 ownership change analysis. During the current year, the Company has undergone restructuring and strategic transformation, including the completion of the SunPower businesses. As a result of this change in facts and lack of certainty regarding the acquired losses of the legacy Solaria business, the Company has written off the remaining acquired net operating losses as the Company does not intend to pursue the potential tax benefits as it believes those benefits will be lost due to continuation of business enterprise rules. As a result, the corresponding uncertain tax position is also reversed as the Company does not intend to pursue utilization of those attributes.

The Company files income tax returns in the U.S for federal and various state jurisdictions as well as foreign jurisdictions each of which have varying statutes of limitations. The Company is in the process of filing returns for prior years, and the penalties related to the delinquent filings are not material. Due to the history of losses, the Company’s tax years remain open for examination by all tax authorities since inception. The Company is not currently under examination in any tax jurisdictions.

The Company has unrecognized tax benefit of zero and $53.1 million at December 29, 2024 and December 31, 2023, respectively. The reversal of the uncertain tax benefits would not affect the Company’s effective tax rate to the extent that it continues to maintain a full valuation allowance against its deferred tax assets. As outlined above, the reduction in the uncertain tax positions during the current period is a result of the Company’s decision to forgo the right to certain acquired attributes for which the Company does not intend to claim any tax benefits.

The Company applies the provisions set forth in FASB ASC Topic 740, Income Taxes, to account for the uncertainty in income taxes. In the preparation of income tax returns in federal and state jurisdictions, the Company asserts certain tax positions based on its understanding and interpretation of income tax laws.

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits (in thousands):

	Fiscal Year Ended
	December 29, 2024	December 31, 2023
Unrecognized tax benefits as of beginning of year	$53,153	$1,335
Increases related to prior year tax positions	-	5
Increases related to current year tax positions	-	51,813
Decreases related to prior year tax positions	(53,153)	-
Unrecognized tax benefits as of end of year	$-	$53,153

The Company recognizes interest and penalties related to unrecognized tax benefits within the income tax expense line in the statements of operations and comprehensive loss. Accrued interest and penalties are included as part of income tax payable in the consolidated balance sheets. No accrued interest or penalties have been recorded for the fiscal years ended December 29, 2024 and December 31, 2023.

The Company has not provided U.S. income or foreign withholding taxes on the undistributed earnings of its foreign subsidiary as of December 29, 2024 and December 31, 2023, because it intends to permanently reinvest such earnings outside of the U.S. If these foreign earnings were to be repatriated in the future, the related U.S. tax liability will be immaterial, due to the participation exemption put in place under the 2017 Tax Cuts and Jobs Act.